                                                                  Exhibit 99.(h)

                        ADMINISTRATIVE SERVICES AGREEMENT


     This Administrative Services Agreement ("Agreement") is made as of December 12, 2002 by and among each of the investment companies in the Lord Abbett Family of Funds, as set forth on Exhibit 1 hereto, and each new Lord Abbett Fund added as a party to this Agreement pursuant to section 9, (each, a "Fund" or collectively, the "Funds") and Lord, Abbett & Co. LLC, a Delaware limited liability company ("Lord Abbett").

                                    RECITALS

       A. WHEREAS, Lord Abbett has entered into a Management Agreement with each Fund whereby Lord Abbett provides investment management services to each Fund.

       B. WHEREAS, each Fund desires to retain Lord Abbett to provide certain administrative services and Lord Abbett is willing to provide, or arrange to have provided, such services upon the terms and conditions as hereinafter provided.

       NOW THEREFORE, in consideration of the mutual covenants and of other good and valuable consideration, receipt of which is hereby acknowledged, it is agreed as follows:

       1. AGREEMENT TO PERFORM ADMINISTRATIVE SERVICES. Each Fund hereby employs Lord Abbett under the terms and conditions of this Agreement, and Lord Abbett hereby accepts such employment and agrees to perform the administrative services described below. It is understood that the persons employed by Lord Abbett to assist in the performance of its duties hereunder will not devote their full time to such services, and may in fact devote a substantial portion of their time to the performance of duties relating to Lord Abbett's provision of services to other clients, and nothing herein shall be deemed to limit or restrict the right of Lord Abbett, its affiliates, and their respective employees, to engage in and devote time and attention to other business or to render services of whatever kind or nature to Lord Abbett's other clients.

       2. LORD ABBETT SERVICES AND DUTIES. Lord Abbett will provide, or arrange to have provided in accordance with section 3 below, for each Fund those facilities, equipment, and personnel to carry out the administrative services which are described in Exhibit 2 hereto ("Administrative Services"). Lord Abbett represents that it has sufficient personnel and experience to perform the Administrative Services, and agrees to perform such Administrative Services in accordance with industry standards for mutual fund administrators.

       In performing its duties under this Agreement, Lord Abbett agrees that it shall observe and be bound by all of the provisions of (1) each Fund's Articles of Incorporation/Declaration and Agreement of Trust and By-laws (including any amendments thereto) which in any way limit or restrict or prohibit or otherwise regulate any action by Lord Abbett, (2) each Fund's registration statement, and
(3) the instructions and directions of the Boards of Directors/Trustees of each Fund. In addition, Lord Abbett agrees and warrants that it will use its best efforts to conform to and comply with the requirements of the Investment Company Act of 1940, as amended ("1940 Act") and all other applicable federal and state laws and regulations.

       3. LORD ABBETT SUBCONTRACTORS. It is understood that Lord Abbett may from time to time employ or associate with such person or persons ("Subcontractors") as Lord Abbett may believe to be particularly fitted to assist in its performance of this Agreement; provided, however, that the compensation of such Subcontractors shall be paid by Lord Abbett and that Lord Abbett shall be as fully responsible to each Fund for the acts and omissions of any Subcontractor as it is for its own acts and omissions. Lord Abbett shall use its best efforts to ensure that any Subcontractor complies with the provisions of section 2 above.

       4. EXPENSES ASSUMED. Except as otherwise set forth in this section 4 or as otherwise approved by the Funds' Boards of Directors/Trustees, Lord Abbett shall pay all expenses incurred by it in performing the Administrative Services, including the cost of providing office facilities, equipment and personnel related to such services. Each Fund will pay its own fees, costs, expenses or charges relating to its assets and operations, including without limitation: fees and expenses under the Management Agreement; fees and expenses of Directors/Trustees not affiliated with Lord Abbett; governmental fees; interest charges; taxes; association membership dues; fees and charges for legal and auditing services; fees and expenses of any custodians or trustees with respect to custody of its assets; fees, charges and expenses of dividend disbursing agents, registrars and transfer agents (including the cost of keeping all necessary shareholder records and accounts, and of handling any problems relating thereto and the expense of furnishing to all shareholders statements of their accounts after every transaction, including the expense of mailing); costs and expenses of repurchase and redemption of its shares; costs and expenses of preparing, printing and mailing to shareholders ownership certificates, proxy statements and materials, prospectuses, reports and notices; costs of preparing reports to governmental agencies; brokerage fees and commissions of every kind and expenses in connection with the execution of portfolio security transactions (including the cost of any service or agency designed to facilitate the purchase and sale of portfolio securities); and all postage, insurance premiums, and any other fee, cost, expense or charge of any kind incurred by and on behalf of the Trust and not expressly assumed by Lord Abbett under this Agreement or the Management Agreement.

       5. COMPENSATION. For the services rendered, facilities furnished and expenses assumed by Lord Abbett under this Agreement, each Fund will pay to Lord Abbett an annual administrative services fee, computed and payable monthly, at the annual rate of .04% of the value of the Fund's average daily net assets. Such value shall be calculated in the same manner as provided in each Fund's Management Agreement. It is specifically understood and agreed that any fees for fund accounting services payable by the Funds to State Street Bank and Trust Company pursuant to that separate Custodian and Investment Accounting Agreement dated November 1, 2001 shall be paid directly by Lord Abbett on behalf of the Funds. It is further understood and agreed that should the Funds' regulatory environment change so that the costs to Lord Abbett of providing Administrative Services increase or decrease significantly, then Lord Abbett and the Funds' Boards of Directors/Trustees will consider whether it would be appropriate to adjust the compensation under this Agreement.

       6. STANDARD OF CARE. Other than to abide by the provisions hereof and render the services called for hereunder in good faith, Lord Abbett assumes no responsibility under this Agreement and, having so acted, Lord Abbett shall not be held liable or accountable for any mistakes of law or fact, or for any error or omission of its officers, directors, members or employees, or for any loss or damage arising or resulting therefrom suffered by a Fund or any of its shareholders, creditors, Directors/Trustees or officers; provided however, that nothing herein shall be deemed to protect Lord Abbett against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or by reason of the reckless disregard of its obligations and duties hereunder.

       7. CONFLICTS OF INTEREST. Neither this Agreement nor any other transaction between the parties hereto pursuant to this Agreement shall be invalidated or in any way affected by the fact that any of the Directors/Trustees, officers, shareholders, or other representatives of a Fund are or may be an interested person of Lord Abbett, or any successor or assignee thereof, or that any or all of the officers, members, or other representatives of Lord Abbett are or may be an interested person of the Fund, except as otherwise may be provided in the 1940 Act. Lord Abbett in acting hereunder shall be an independent contractor and not an agent of the Funds.

       8. EFFECTIVE DATE AND TERMINATION. This Agreement shall become effective with respect to a Fund on January 1, 2003, or at such other date as may be set by the Fund's Board of Directors/Trustees by resolution, and shall continue in force for two years from the date hereof, and is renewable annually thereafter by specific approval of the Directors/Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Fund; any such renewal shall be approved by the vote of a majority of the Directors/Trustees who are not parties to this Agreement or interested persons of Lord Abbett or of the Fund, cast in person at a meeting called for the purpose of voting on such renewal.

            This Agreement may be terminated without penalty at any time by the Directors/Trustees of a Fund or by Lord Abbett on 60 days' written notice. This Agreement shall automatically terminate in the event of its assignment. The terms "interested persons," "assignment" and "vote of a majority of the outstanding voting securities" shall have the same meaning as those terms are defined in the 1940 Act.

       9. ADDITION OF NEW FUNDS TO AGREEMENT. In the event that a new fund is created in the Lord Abbett Family of Funds and such fund wishes to engage Lord Abbett to perform Administrative Services under this Ageement, such fund shall be entitled to do so by executing and delivering to Lord Abbett a document accepting this Agreement. The employment of Lord Abbett on behalf of any new fund shall become effective upon Lord Abbett's receipt of such counterpart executed by such new fund.

       10. INDIVIDUAL LIABILITY. The obligations of each Company/Trust, including those imposed hereby, are not personally binding upon, nor shall resort be had to the private property of, any of the Directors/Trustees, shareholders, officers, employees or agents of the Company/Trust individually, but are binding only upon the assets and property of the Company/Trust. Any and all personal liability, either at common law or in equity, or by statute or constitution, of every such Director/Trustee, shareholder, officer, employee or agent for any breach by the Company/Trust of any agreement, representation or warranty hereunder is hereby expressly waived as a condition of and in consideration for the execution of this Agreement by the Company/Trust.

       11. LIABILITY OF FUNDS SEVERAL AND NOT JOINT. The obligations of a Fund under this Agreement are enforceable solely against that Fund and its assets.

       12. DELAWARE LAW. This Agreement shall be construed and the provisions interpreted under and in accordance with the laws of the State of Delaware.

       IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative.

                                 On Behalf of each of the Lord Abbett Funds listed on Exhibit 1 Attached hereto

                                 By:
                                     /s/ Joan A. Binstock
                                     --------------------
                                     Joan A. Binstock
                                     Chief Financial Officer


     Attested:


     /s/ Christina T. Simmons
     ------------------------
     Christina T. Simmons
     Assistant Secretary


                                     LORD, ABBETT & CO. LLC


                                 By: /s/ Robert S. Dow
                                     -----------------
                                     Robert S. Dow
                                     Managing Member


     Attested:


     /s/ Paul A. Hilstad
     -------------------
     Paul A. Hilstad
     Member, General Counsel

                     EXHIBIT 1 (AMENDED AS OF June 30, 2003)
                                       TO
                        ADMINISTRATIVE SERVICES AGREEMENT

The following funds comprise the Lord Abbett Family of Funds:

     Lord Abbett Affiliated Fund, Inc.
     Lord Abbett Blend Trust
            Lord Abbett Small-Cap Blend Fund
     Lord Abbett Bond-Debenture Fund, Inc.
     Lord Abbett Developing Growth Fund, Inc.
     Lord Abbett Global Fund, Inc.
            Equity Series
            Income Series
     Lord Abbett Investment Trust
            Balanced Series
            Core Fixed Income Fund
            Lord Abbett High Yield Fund
            Limited Duration U.S. Government Securities Series
            Lord Abbett Total Return Fund
            U.S. Government Securities Series
            Lord Abbett Convertible Fund
     Lord Abbett Large-Cap Growth Fund
     Lord Abbett Mid-Cap Value Fund, Inc.
     Lord Abbett Research Fund, Inc.
            Lord Abbett America's Value Fund
            Lord Abbett Growth Opportunities Fund
            Large-Cap Series
            Small-Cap Value Series
     Lord Abbett Securities Trust
            Alpha Series
            Lord Abbett All Value Fund
            International Series
            Lord Abbett Micro-Cap Growth Fund
            Lord Abbett Micro-Cap Value Fund
            Lord Abbett Large-Cap Value Fund
     Lord Abbett Series Fund, Inc.
            All Value Portfolio
            America's Value Portfolio
            Bond-Debenture Portfolio
            Growth and Income Portfolio
            Growth Opportunities Portfolio
            International Portfolio
            Mid-Cap Value Portfolio

     Lord Abbett Tax-Free Income Fund, Inc.
            Lord Abbett California Tax-Free Income Fund
            Lord Abbett Connecticut Tax-Free Income Fund
            Lord Abbett Hawaii Tax-Free Income Fund
            Lord Abbett Minnesota Tax-Free Income Fund
            Lord Abbett Missouri Tax-Free Income Fund
            Lord Abbett National Tax-Free Income Fund
            Lord Abbett New Jersey Tax-Free Income Fund
            Lord Abbett New York Tax-Free Income Fund
            Lord Abbett Texas Tax-Free Income Fund
            Lord Abbett Washington Tax-Free Income Fund
     Lord Abbett Tax-Free Income Trust
            Florida Series
            Georgia Series
            Michigan Series
            Pennsylvania Series
            Lord Abbett Insured Intermediate Tax-Free Fund
   Lord Abbett U.S. Government Securities Money Market Fund, Inc.

                                    EXHIBIT 2
                                       TO
                        ADMINISTRATIVE SERVICES AGREEMENT


     In accordance with section 2 of the Agreement, Lord Abbett will provide, or arrange to have provided, the following Administrative Services for each Fund:

     (a) FUND ACCOUNTING, FINANCIAL REPORTING, SHAREHOLDER SERVICING AND TECHNOLOGY

            (1) Perform Fund accounting services which include, but are not limited to, daily NAV calculation and dissemination, and maintenance of books and records as required by Rule 31 (a) of the 1940 Act.
            (2) Perform the functions of a mutual fund's chief financial officer and treasurer.
            (3)  Perform Fund budgeting and accounts payable functions.
            (4) Perform Financial Reporting, including reports to the Board of Directors/Trustees, and preparation of financial statements, NSARs and registration statements.
            (5)  Coordinate regulatory examinations.
            (6)  Calculate and facilitate payment of dividends.
            (7) Oversee the preparation and ensure the filing of all Federal/State Tax Returns.
            (8)  Monitor the Fund's compliance with IRS regulations.
            (9) Monitor compliance with Fund policies on valuing (pricing) all Fund assets.
            (10) Monitor Transfer Agent to ensure shareholder accounts are being processed in compliance with the appropriate regulations and are reflected appropriately in the Fund's records. Ensure 12b-1 payments being paid by the Fund are accurate and in accordance with the 12b-1 plans.
            (11) Maintain the technology platforms and market data feeds necessary for the daily accounting and reporting functions set forth in this Agreement.

     (b)  LEGAL, COMPLIANCE AND BLUE SKY FUNCTIONS

            (1) Prepare and maintain files of all Board and shareholder meeting materials, including minutes.
            (2) Monitor compliance by each Fund with various conditions imposed by exemptive orders and/or regulatory requirements relating to multiple classes of shares, and fund of funds.

            (3) Prepare and review periodic Prospectus/Statement of Additional Information compliance reports.
            (4) Prepare, update and file with the SEC the Funds' registration statements, including pre-effective and post-effective amendments, Prospectuses, SAIs, and supplements.
            (5)  Prepare and/or review and file proxy materials with the SEC.
            (6)  Review annual and semi-annual reports of the Funds.
            (7) Negotiate D&O/E&O insurance matters and annual renewals on behalf of the Funds.
            (8)  Monitor fidelity bond coverage for the Funds.
            (9) Review Rule 24f-2 notices relating to registration fees and file with the SEC.
            (10) Coordinate regulatory examinations of the Funds.
            (11) Assist in preparation of Board members' questionnaires.
            (12) Register Fund shares with appropriate state blue sky
                 authorities.
            (13) Obtain and renew all sales permits required by relevant state authorities in order to permit the sale of shares in the state.
            (14) Monitor the sale of shares in individual states.
            (15) Respond to all blue sky audit and examination issues.

                                   AMENDMENT 1
                                     to the
                        ADMINISTRATIVE SERVICES AGREEMENT
                                      among
       The Investment Companies comprising the Lord Abbett Family of Funds
     (each, a "Fund" or collectively, the "Funds") as set forth on Exhibit 1
                                       and
                     Lord, Abbett & Co. LLC ("Lord Abbett")

     WHEREAS, the Investment Companies named on Exhibit 1 and Lord Abbett entered into an Administrative Services Agreement dated December 12, 2002, as may be amended from time to time (the "Agreement");

     WHEREAS, Section 9 of the Agreement provides for the addition to the Agreement of new funds created in the Lord Abbett Family of Funds where such funds wish to engage Lord Abbett to perform Administrative Services under the Agreement;

     WHEREAS, the Funds and Lord Abbett desire to further amend the Agreement to include additional funds;

     NOW THEREFORE, in consideration of the mutual covenants and of other good and valuable consideration, receipt of which is hereby acknowledged, the parties mutually agree to amend the Agreement in the following respects:

     1.   The Agreement is hereby amended to add the following funds to
Exhibit 1 of the Agreement:

          Lord Abbett Series Fund, Inc.
                  All Value Portfolio
                  America's Value Portfolio
                  Growth Opportunities Portfolio

     2.   The Agreement shall remain the same in all other respects.

     3.   The Amendment is effective as of the 30th day of April, 2003.

     IN WITNESS WHEREOF, each of the parties has caused this Amendment to the Agreement to be executed in its name and on its behalf by its duly authorized representative.


                                      On behalf of each of the Lord Abbett Funds listed on Exhibit 1 Attached hereto

                                      By:   /s/ Joan A. Binstock
                                            Joan A. Binstock
                                            Chief Financial Officer


     Attested:

     /s/ Christina T. Simmons
     Christina T. Simmons
     Vice President & Assistant Secretary


                                      LORD, ABBETT & CO. LLC

                                      By:   /s/ Robert S. Dow
                                            Robert S. Dow
                                            Managing Member


     Attested:

     /s/ Paul A. Hilstad
     Paul A. Hilstad
     Member, General Counsel

                    EXHIBIT 1 (AMENDED AS OF APRIL 30, 2003)
                                       TO
                        ADMINISTRATIVE SERVICES AGREEMENT

The following funds comprise the Lord Abbett Family of Funds:

     Lord Abbett Affiliated Fund, Inc.
     Lord Abbett Blend Trust
          Lord Abbett Small-Cap Blend Fund
     Lord Abbett Bond-Debenture Fund, Inc.
     Lord Abbett Developing Growth Fund, Inc.
     Lord Abbett Global Fund, Inc.
          Equity Series
          Income Series
     Lord Abbett Investment Trust
          Balanced Series
          Core Fixed Income Fund
          Lord Abbett High Yield Fund
          Limited Duration U.S. Government Securities Series
          Lord Abbett Total Return Fund
          U.S. Government Securities Series
     Lord Abbett Large-Cap Growth Fund
     Lord Abbett Mid-Cap Value Fund, Inc.
     Lord Abbett Research Fund, Inc.
          Lord Abbett America's Value Fund
          Lord Abbett Growth Opportunities Fund
          Large-Cap Series
          Small-Cap Value Series
     Lord Abbett Securities Trust
          Alpha Series
          Lord Abbett All Value Fund
          International Series
          Lord Abbett Micro-Cap Growth Fund
          Lord Abbett Micro-Cap Value Fund
     Lord Abbett Series Fund, Inc.
          All Value Portfolio
          America's Value Portfolio
          Bond-Debenture Portfolio
          Growth and Income Portfolio
          Growth Opportunities Portfolio
          International Portfolio
          Mid-Cap Value Portfolio

     Lord Abbett Tax-Free Income Fund, Inc.
          Lord Abbett California Tax-Free Income Fund
          Lord Abbett Connecticut Tax-Free Income Fund
          Lord Abbett Hawaii Tax-Free Income Fund
          Lord Abbett Minnesota Tax-Free Income Fund
          Lord Abbett Missouri Tax-Free Income Fund
          Lord Abbett National Tax-Free Income Fund
          Lord Abbett New Jersey Tax-Free Income Fund
          Lord Abbett New York Tax-Free Income Fund
          Lord Abbett Texas Tax-Free Income Fund
          Lord Abbett Washington Tax-Free Income Fund
     Lord Abbett Tax-Free Income Trust
          Florida Series
          Georgia Series
          Michigan Series
          Pennsylvania Series
     Lord Abbett U.S. Government Securities Money Market Fund, Inc.

                                   AMENDMENT 2
                                     to the
                        ADMINISTRATIVE SERVICES AGREEMENT
                                      among
       The Investment Companies comprising the Lord Abbett Family of Funds
     (each, a "Fund" or collectively, the "Funds") as set forth on Exhibit 1
                                       and
                     Lord, Abbett & Co. LLC ("Lord Abbett")

     WHEREAS, the Investment Companies named on Exhibit 1 and Lord Abbett entered into an Administrative Services Agreement dated December 12, 2002, as may be amended from time to time (the "Agreement");

     WHEREAS, Section 9 of the Agreement provides for the addition to the Agreement of new funds created in the Lord Abbett Family of Funds where such funds wish to engage Lord Abbett to perform Administrative Services under the Agreement;

     WHEREAS, the Funds and Lord Abbett desire to further amend the Agreement to include additional funds;

     NOW THEREFORE, in consideration of the mutual covenants and of other good and valuable consideration, receipt of which is hereby acknowledged, the parties mutually agree to amend the Agreement in the following respects:

     1.   The Agreement is hereby amended to add the following funds to
Exhibit 1 of the Agreement:

          Lord Abbett Investment Trust
                  Lord Abbett Convertible Fund

          Lord Abbett Securities Trust
                  Lord Abbett Large-Cap Value Fund

          Lord Abbett Tax-Free Income Trust
                  Lord Abbett Insured Intermediate Tax-Free Fund

     2.   The Agreement shall remain the same in all other respects.

     3.   The Amendment is effective as of the 30th day of June, 2003.

     IN WITNESS WHEREOF, each of the parties has caused this Amendment to the Agreement to be executed in its name and on its behalf by its duly authorized representative.


                                      On behalf of each of the Lord Abbett Funds listed on Exhibit 1 Attached hereto


                                      By:   /s/ Joan A. Binstock
                                            Joan A. Binstock
                                            Chief Financial Officer


     Attested:

     /s/ Christina T. Simmons
     Christina T. Simmons
     Vice President & Assistant Secretary


                                      LORD, ABBETT & CO. LLC

                                      By:   /s/ Robert S. Dow
                                            Robert S. Dow
                                            Managing Member


     Attested:

     /s/ Paul A. Hilstad
     Paul A. Hilstad
     Member, General Counsel

                     EXHIBIT 1 (AMENDED AS OF JUNE 30, 2003)
                                       TO
                        ADMINISTRATIVE SERVICES AGREEMENT

The following funds comprise the Lord Abbett Family of Funds:

     Lord Abbett Affiliated Fund, Inc.
     Lord Abbett Blend Trust
          Lord Abbett Small-Cap Blend Fund
     Lord Abbett Bond-Debenture Fund, Inc.
     Lord Abbett Developing Growth Fund, Inc.
     Lord Abbett Global Fund, Inc.
          Equity Series
          Income Series
     Lord Abbett Investment Trust
          Balanced Series
          Core Fixed Income Fund
          Lord Abbett High Yield Fund
          Limited Duration U.S. Government Securities Series
          Lord Abbett Total Return Fund
          U.S. Government Securities Series
          Lord Abbett Convertible Fund
     Lord Abbett Large-Cap Growth Fund
     Lord Abbett Mid-Cap Value Fund, Inc.
     Lord Abbett Research Fund, Inc.
          Lord Abbett America's Value Fund
          Lord Abbett Growth Opportunities Fund
          Large-Cap Series
          Small-Cap Value Series
     Lord Abbett Securities Trust
          Alpha Series
          Lord Abbett All Value Fund
          International Series
          Lord Abbett Micro-Cap Growth Fund
          Lord Abbett Micro-Cap Value Fund
          Lord Abbett Large-Cap Value Fund
     Lord Abbett Series Fund, Inc.
          All Value Portfolio
          America's Value Portfolio
          Bond-Debenture Portfolio
          Growth and Income Portfolio
          Growth Opportunities Portfolio
          International Portfolio
          Mid-Cap Value Portfolio

     Lord Abbett Tax-Free Income Fund, Inc.
          Lord Abbett California Tax-Free Income Fund
          Lord Abbett Connecticut Tax-Free Income Fund
          Lord Abbett Hawaii Tax-Free Income Fund
          Lord Abbett Minnesota Tax-Free Income Fund
          Lord Abbett Missouri Tax-Free Income Fund
          Lord Abbett National Tax-Free Income Fund
          Lord Abbett New Jersey Tax-Free Income Fund
          Lord Abbett New York Tax-Free Income Fund
          Lord Abbett Texas Tax-Free Income Fund
          Lord Abbett Washington Tax-Free Income Fund
     Lord Abbett Tax-Free Income Trust
          Florida Series
          Georgia Series
          Michigan Series
          Pennsylvania Series
          Lord Abbett Insured Intermediate Tax-Free Fund
     Lord Abbett U.S. Government Securities Money Market Fund, Inc.

                                   AMENDMENT 3
                                     to the
                        ADMINISTRATIVE SERVICES AGREEMENT
                                      among
       The Investment Companies comprising the Lord Abbett Family of Funds
     (each, a "Fund" or collectively, the "Funds") as set forth on Exhibit 1
                                       and
                     Lord, Abbett & Co. LLC ("Lord Abbett")

     WHEREAS, the Investment Companies named on Exhibit 1 and Lord Abbett entered into an Administrative Services Agreement dated December 12, 2002, as may be amended from time to time (the "Agreement");

     WHEREAS, Section 9 of the Agreement provides for the addition to the Agreement of new funds created in the Lord Abbett Family of Funds where such funds wish to engage Lord Abbett to perform Administrative Services under the Agreement;

     WHEREAS, the Funds and Lord Abbett desire to further amend the Agreement to include additional funds;

     NOW THEREFORE, in consideration of the mutual covenants and of other good and valuable consideration, receipt of which is hereby acknowledged, the parties mutually agree to amend the Agreement in the following respects:

     1. The Agreement is hereby amended to add the following fund to Exhibit 1 of the Agreement:

          Lord Abbett Securities Trust
                  Lord Abbett International Core Equity Fund

     2.   The Agreement shall remain the same in all other respects.

     3.   The Amendment is effective as of the 15th day of December, 2003.

     IN WITNESS WHEREOF, each of the parties has caused this Amendment to the Agreement to be executed in its name and on its behalf by its duly authorized representative.

                                      On behalf of each of the Lord Abbett Funds listed on Exhibit 1 Attached hereto


                                      By:   /s/ JOAN A. BINSTOCK
                                            --------------------
                                            Joan A. Binstock
                                            Chief Financial Officer


     Attested:

     /s/ CHRISTINA T. SIMMONS
     ------------------------
     Christina T. Simmons
     Vice President & Assistant Secretary


                                      LORD, ABBETT & CO. LLC

                                      By:   /s/ ROBERT S. DOW
                                            -----------------
                                            Robert S. Dow
                                            Managing Member


     Attested:

     /s/ PAUL A. HILSTAD
     -------------------
     Paul A. Hilstad
     Member, General Counsel

                   EXHIBIT 1 (AMENDED AS OF DECEMBER 15, 2003)
                                       TO
                        ADMINISTRATIVE SERVICES AGREEMENT

The following funds comprise the Lord Abbett Family of Funds:

Lord Abbett Affiliated Fund, Inc.
Lord Abbett Blend Trust
     Lord Abbett Small-Cap Blend Fund
Lord Abbett Bond-Debenture Fund, Inc.
Lord Abbett Developing Growth Fund, Inc.
Lord Abbett Global Fund, Inc.
     Equity Series
     Income Series
Lord Abbett Investment Trust
     Balanced Series
     Lord Abbett Core Fixed Income Fund
     Lord Abbett High Yield Fund
     Lord Abbett Limited Duration U.S. Government & Government Sponsored
       Enterprises Fund
     Lord Abbett Total Return Fund
     Lord Abbett U.S. Government & Government Sponsored Enterprises Fund Lord Abbett Convertible Fund
Lord Abbett Large-Cap Growth Fund
Lord Abbett Mid-Cap Value Fund, Inc.
Lord Abbett Research Fund, Inc.
     Lord Abbett America's Value Fund
     Lord Abbett Growth Opportunities Fund
     Large-Cap Series
     Small-Cap Value Series
Lord Abbett Securities Trust
     Alpha Series
     Lord Abbett All Value Fund
     Lord Abbett International Opportunities Fund
     Lord Abbett Micro-Cap Growth Fund
     Lord Abbett Micro-Cap Value Fund
     Lord Abbett Large-Cap Value Fund
     Lord Abbett International Core Equity Fund
Lord Abbett Series Fund, Inc.
     All Value Portfolio
     America's Value Portfolio
     Bond-Debenture Portfolio
     Growth and Income Portfolio
     Growth Opportunities Portfolio
     International Portfolio
     Mid-Cap Value Portfolio

Lord Abbett Tax-Free Income Fund, Inc.
     Lord Abbett California Tax-Free Income Fund
     Lord Abbett Connecticut Tax-Free Income Fund
     Lord Abbett Hawaii Tax-Free Income Fund
     Lord Abbett Minnesota Tax-Free Income Fund
     Lord Abbett Missouri Tax-Free Income Fund
     Lord Abbett National Tax-Free Income Fund
     Lord Abbett New Jersey Tax-Free Income Fund
     Lord Abbett New York Tax-Free Income Fund
     Lord Abbett Texas Tax-Free Income Fund
     Lord Abbett Washington Tax-Free Income Fund
Lord Abbett Tax-Free Income Trust
     Florida Series
     Georgia Series
     Michigan Series
     Pennsylvania Series
     Lord Abbett Insured Intermediate Tax-Free Fund
Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market
  Fund, Inc.

                                   AMENDMENT 4
                                     to the
                        ADMINISTRATIVE SERVICES AGREEMENT
                                      among
       The Investment Companies comprising the Lord Abbett Family of Funds
     (each, a "Fund" or collectively, the "Funds") as set forth on Exhibit 1
                                       and
                     Lord, Abbett & Co. LLC ("Lord Abbett")

     WHEREAS, the Investment Companies named on Exhibit 1 and Lord Abbett entered into an Administrative Services Agreement dated December 12, 2002, as may be amended from time to time (the "Agreement");

     WHEREAS, the Funds and Lord Abbett desire to further amend the Agreement to amend SECTION 5. COMPENSATION;

     NOW THEREFORE, in consideration of the mutual covenants and of other good and valuable consideration, receipt of which is hereby acknowledged, the parties mutually agree to amend the Agreement in the following respects:

     1.   The first sentence of Section 5 is hereby amended to read as follows:

          For the services rendered, facilities furnished and expenses assumed by Lord Abbett under this Agreement, each Fund (other than Lord Abbett Securities Trust - Alpha Series and Lord Abbett Investment Trust - Balanced Series) will pay to Lord Abbett an annual administrative services fee, computed and payable monthly, at the annual rate of .04% of the value of the Fund's average daily net assets.

     2.   The Agreement shall remain the same in all other respects.

     3. The Amendment is effective with respect to the change in compensation relating to Lord Abbett Securities Trust - Alpha Series as of March 1, 2004 and relating to Lord Abbett Investment Trust - Balanced Series as of April 1, 2004.

     IN WITNESS WHEREOF, each of the parties has caused this Amendment to the Agreement to be executed in its name and on its behalf by its duly authorized representative.

                                      On behalf of each of the Lord Abbett Funds listed on Exhibit 1 Attached hereto

                                      By:   /s/ Joan A. Binstock
                                            --------------------
                                            Joan A. Binstock
                                            Chief Financial Officer


     Attested:

     /s/ Christina T. Simmons
     ------------------------
     Christina T. Simmons
     Vice President & Assistant Secretary


                                      LORD, ABBETT & CO. LLC

                                      By:   /s/ Robert S. Dow
                                            -----------------
                                            Robert S. Dow
                                            Managing Member


     Attested:

     /s/ Paul A. Hilstad
     -------------------
     Paul A. Hilstad
     Member, General Counsel

                   EXHIBIT 1 (AMENDED AS OF DECEMBER 15, 2003)
                                       TO
                        ADMINISTRATIVE SERVICES AGREEMENT

The following funds comprise the Lord Abbett Family of Funds:

Lord Abbett Affiliated Fund, Inc.
Lord Abbett Blend Trust
     Lord Abbett Small-Cap Blend Fund
Lord Abbett Bond-Debenture Fund, Inc.
Lord Abbett Developing Growth Fund, Inc.
Lord Abbett Global Fund, Inc.
     Equity Series
     Income Series
Lord Abbett Investment Trust
     Balanced Series
     Lord Abbett Core Fixed Income Fund
     Lord Abbett High Yield Fund
     Lord Abbett Limited Duration U.S. Government & Government Sponsored
       Enterprises Fund
     Lord Abbett Total Return Fund
     Lord Abbett U.S. Government & Government Sponsored Enterprises Fund Lord Abbett Convertible Fund
Lord Abbett Large-Cap Growth Fund
Lord Abbett Mid-Cap Value Fund, Inc.
Lord Abbett Research Fund, Inc.
     Lord Abbett America's Value Fund
     Lord Abbett Growth Opportunities Fund
     Large-Cap Series
     Small-Cap Value Series
Lord Abbett Securities Trust
     Alpha Series
     Lord Abbett All Value Fund
     Lord Abbett International Opportunities Fund
     Lord Abbett Micro-Cap Growth Fund
     Lord Abbett Micro-Cap Value Fund
     Lord Abbett Large-Cap Value Fund
     Lord Abbett International Core Equity Fund
Lord Abbett Series Fund, Inc.
     All Value Portfolio
     America's Value Portfolio
     Bond-Debenture Portfolio
     Growth and Income Portfolio
     Growth Opportunities Portfolio
     International Portfolio
     Mid-Cap Value Portfolio

Lord Abbett Tax-Free Income Fund, Inc.
     Lord Abbett California Tax-Free Income Fund
     Lord Abbett Connecticut Tax-Free Income Fund
     Lord Abbett Hawaii Tax-Free Income Fund
     Lord Abbett Minnesota Tax-Free Income Fund
     Lord Abbett Missouri Tax-Free Income Fund
     Lord Abbett National Tax-Free Income Fund
     Lord Abbett New Jersey Tax-Free Income Fund
     Lord Abbett New York Tax-Free Income Fund
     Lord Abbett Texas Tax-Free Income Fund
     Lord Abbett Washington Tax-Free Income Fund
Lord Abbett Tax-Free Income Trust
     Florida Series
     Georgia Series
     Michigan Series
     Pennsylvania Series
     Lord Abbett Insured Intermediate Tax-Free Fund
Lord Abbett U.S. Government & Government Sponsored Enterprises Money
  Market Fund, Inc.

                                   AMENDMENT 5
                                     to the
                        ADMINISTRATIVE SERVICES AGREEMENT
                                      among
       The Investment Companies comprising the Lord Abbett Family of Funds
     (each, a "Fund" or collectively, the "Funds") as set forth on Exhibit 1
                                       and
                     Lord, Abbett & Co. LLC ("Lord Abbett")

     WHEREAS, the Investment Companies named on Exhibit 1 and Lord Abbett entered into an Administrative Services Agreement dated December 12, 2002, as may be amended from time to time (the "Agreement");

     WHEREAS, the Funds and Lord Abbett desire to further amend the Agreement to amend EXHIBIT 2;

     NOW THEREFORE, in consideration of the mutual covenants and of other good and valuable consideration, receipt of which is hereby acknowledged, the parties mutually agree to amend the Agreement in the following respects:

     1. The first part of the first sentence of Exhibit 2 is hereby amended to read as follows:

          In accordance with section 2 of the Agreement, Lord Abbett will provide, or arrange to have provided, to each Fund all Administrative Services (to the extent that such services do not constitute advisory services provided to the Fund under the Investment Management Agreement) including the following Administrative Services for each
          Fund:

     2.   The Agreement shall remain the same in all other respects.

     3.   The Amendment is effective as of December 9, 2004.

     IN WITNESS WHEREOF, each of the parties has caused this Amendment to the Agreement to be executed in its name and on its behalf by its duly authorized representative.

                                      On behalf of each of the Lord Abbett Funds listed on Exhibit 1 Attached hereto

                                      By:   /s/ Joan A. Binstock
                                            --------------------
                                            Joan A. Binstock
                                            Chief Financial Officer


     Attested:

     /s/ Christina T. Simmons
     ------------------------
     Christina T. Simmons
     Vice President & Assistant Secretary


                                      LORD, ABBETT & CO. LLC

                                      By:   /s/ Paul A. Hilstad
                                            -------------------
                                            Paul A. Hilstad
                                            Member, General Counsel


     Attested:

     /s/ Christina T. Simmons
     ------------------------
     Christina T. Simmons
     Vice President & Assistant Secretary

                   EXHIBIT 1 (AMENDED AS OF DECEMBER 15, 2003)
                                       TO
                        ADMINISTRATIVE SERVICES AGREEMENT

The following funds comprise the Lord Abbett Family of Funds:

Lord Abbett Affiliated Fund, Inc.
Lord Abbett Blend Trust
     Lord Abbett Small-Cap Blend Fund
Lord Abbett Bond-Debenture Fund, Inc.
Lord Abbett Developing Growth Fund, Inc.
Lord Abbett Global Fund, Inc.
     Equity Series
     Income Series
Lord Abbett Investment Trust
     Balanced Series
     Lord Abbett Core Fixed Income Fund
     Lord Abbett High Yield Fund
     Lord Abbett Limited Duration U.S. Government & Government Sponsored
       Enterprises Fund
     Lord Abbett Total Return Fund
     Lord Abbett U.S. Government & Government Sponsored Enterprises Fund Lord Abbett Convertible Fund
Lord Abbett Large-Cap Growth Fund
Lord Abbett Mid-Cap Value Fund, Inc.
Lord Abbett Research Fund, Inc.
     Lord Abbett America's Value Fund
     Lord Abbett Growth Opportunities Fund
     Large-Cap Series
     Small-Cap Value Series
Lord Abbett Securities Trust
     Alpha Series
     Lord Abbett All Value Fund
     Lord Abbett International Opportunities Fund
     Lord Abbett Micro-Cap Growth Fund
     Lord Abbett Micro-Cap Value Fund
     Lord Abbett Large-Cap Value Fund
     Lord Abbett International Core Equity Fund
Lord Abbett Series Fund, Inc.
     All Value Portfolio
     America's Value Portfolio
     Bond-Debenture Portfolio
     Growth and Income Portfolio
     Growth Opportunities Portfolio
     International Portfolio
     Mid-Cap Value Portfolio

Lord Abbett Tax-Free Income Fund, Inc.
     Lord Abbett California Tax-Free Income Fund
     Lord Abbett Connecticut Tax-Free Income Fund
     Lord Abbett Hawaii Tax-Free Income Fund
     Lord Abbett Minnesota Tax-Free Income Fund
     Lord Abbett Missouri Tax-Free Income Fund
     Lord Abbett National Tax-Free Income Fund
     Lord Abbett New Jersey Tax-Free Income Fund
     Lord Abbett New York Tax-Free Income Fund
     Lord Abbett Texas Tax-Free Income Fund
     Lord Abbett Washington Tax-Free Income Fund
Lord Abbett Tax-Free Income Trust
     Florida Series
     Georgia Series
     Michigan Series
     Pennsylvania Series
     Lord Abbett Insured Intermediate Tax-Free Fund
Lord Abbett U.S. Government & Government Sponsored Enterprises Money
  Market Fund, Inc.

                                   AMENDMENT 6
                                     to the
                        ADMINISTRATIVE SERVICES AGREEMENT
                                      among
       The Investment Companies comprising the Lord Abbett Family of Funds
     (each, a "Fund" or collectively, the "Funds") as set forth on Exhibit 1
                                       and
                     Lord, Abbett & Co. LLC ("Lord Abbett")

     WHEREAS, the Investment Companies named on Exhibit 1 and Lord Abbett entered into an Administrative Services Agreement dated December 12, 2002, as may be amended from time to time (the "Agreement");

     WHEREAS, Section 9 of the Agreement provides for the addition to the Agreement of new funds created in the Lord Abbett Family of Funds where such funds wish to engage Lord Abbett to perform Administrative Services under the Agreement;

     WHEREAS, the Funds and Lord Abbett desire to further amend the Agreement to include additional funds;

     NOW THEREFORE, in consideration of the mutual covenants and of other good and valuable consideration, receipt of which is hereby acknowledged, the parties mutually agree to amend the Agreement in the following respects:

     1. The Agreement is hereby amended to add the following fund to Exhibit 1 of the Agreement:

          Lord Abbett Municipal Income Trust
          (formerly Lord Abbett Tax-Free Income Trust)
                  -Lord Abbett High Yield Municipal Bond Fund

     2.   The Agreement shall remain the same in all other respects.

     3.   The Amendment is effective as of the 30th day of December, 2004.

     IN WITNESS WHEREOF, each of the parties has caused this Amendment to the Agreement to be executed in its name and on its behalf by its duly authorized representative.

                                      On behalf of each of the Lord Abbett Funds listed on Exhibit 1 Attached hereto


                                      By:   /s/ Joan A. Binstock
                                            --------------------
                                            Joan A. Binstock
                                            Chief Financial Officer


     Attested:

     /s/ Christina T. Simmons
     ------------------------
     Christina T. Simmons
     Vice President & Assistant Secretary


                                      LORD, ABBETT & CO. LLC

                                      By:   /s/ Robert S. Dow
                                            -----------------
                                            Robert S. Dow
                                            Managing Member


     Attested:

     /s/ Paul A. Hilstad
     -------------------
     Paul A. Hilstad
     Member, General Counsel

                   EXHIBIT 1 (AMENDED AS OF DECEMBER 30, 2004)
                                       TO
                        ADMINISTRATIVE SERVICES AGREEMENT

The following funds comprise the Lord Abbett Family of Funds:

Lord Abbett Affiliated Fund, Inc.
Lord Abbett Blend Trust
     Lord Abbett Small-Cap Blend Fund
Lord Abbett Bond-Debenture Fund, Inc.
Lord Abbett Developing Growth Fund, Inc.
Lord Abbett Global Fund, Inc.
     Equity Series
     Income Series
Lord Abbett Investment Trust
     Balanced Series
     Lord Abbett Core Fixed Income Fund
     Lord Abbett High Yield Fund
     Lord Abbett Limited Duration U.S. Government & Government Sponsored
       Enterprises Fund
     Lord Abbett Total Return Fund
     Lord Abbett U.S. Government & Government Sponsored Enterprises Fund Lord Abbett Convertible Fund
Lord Abbett Large-Cap Growth Fund
Lord Abbett Mid-Cap Value Fund, Inc.
Lord Abbett Research Fund, Inc.
     Lord Abbett America's Value Fund
     Lord Abbett Growth Opportunities Fund
     Lord Abbett Large-Cap Core Fund
     Small-Cap Value Series
Lord Abbett Securities Trust
     Alpha Series
     Lord Abbett All Value Fund
     Lord Abbett International Opportunities Fund
     Lord Abbett Micro-Cap Growth Fund
     Lord Abbett Micro-Cap Value Fund
     Lord Abbett Large-Cap Value Fund
     Lord Abbett International Core Equity Fund
Lord Abbett Series Fund, Inc.
     All Value Portfolio
     America's Value Portfolio
     Bond-Debenture Portfolio
     Growth and Income Portfolio
     Growth Opportunities Portfolio
     International Portfolio
     Mid-Cap Value Portfolio

Lord Abbett Tax-Free Income Fund, Inc.
     Lord Abbett California Tax-Free Income Fund
     Lord Abbett Connecticut Tax-Free Income Fund
     Lord Abbett Hawaii Tax-Free Income Fund
     Lord Abbett Minnesota Tax-Free Income Fund
     Lord Abbett Missouri Tax-Free Income Fund
     Lord Abbett National Tax-Free Income Fund
     Lord Abbett New Jersey Tax-Free Income Fund
     Lord Abbett New York Tax-Free Income Fund
     Lord Abbett Texas Tax-Free Income Fund
     Lord Abbett Washington Tax-Free Income Fund
Lord Abbett Municipal Income Trust
     Florida Series
     Georgia Series
     Michigan Series
     Pennsylvania Series
     Lord Abbett Insured Intermediate Tax-Free Fund
     Lord Abbett High Yield Municipal Bond Fund
Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market
  Fund, Inc.

                                   AMENDMENT 7
                                     to the
                        ADMINISTRATIVE SERVICES AGREEMENT
                                      among
       The Investment Companies comprising the Lord Abbett Family of Funds
     (each, a "Fund" or collectively, the "Funds") as set forth on Exhibit 1
                                       and
                     Lord, Abbett & Co. LLC ("Lord Abbett")

     WHEREAS, the Investment Companies named on Exhibit 1 and Lord Abbett entered into an Administrative Services Agreement dated December 12, 2002, as may be amended from time to time (the "Agreement");

     WHEREAS, Section 9 of the Agreement provides for the addition to the Agreement of new funds created in the Lord Abbett Family of Funds where such funds wish to engage Lord Abbett to perform Administrative Services under the Agreement;

     WHEREAS, the Funds and Lord Abbett desire to further amend the Agreement to include additional funds;

     NOW THEREFORE, in consideration of the mutual covenants and of other good and valuable consideration, receipt of which is hereby acknowledged, the parties mutually agree to amend the Agreement in the following respects:

     1. The Agreement is hereby amended to add the following fund to Exhibit 1 of the Agreement:

          Lord Abbett Series Fund, Inc.
                  -Lord Abbett Large-Cap Core Portfolio

     2.   The Agreement shall remain the same in all other respects.

     3.   The Amendment is effective as of the 13th day of April, 2005.

     IN WITNESS WHEREOF, each of the parties has caused this Amendment to the Agreement to be executed in its name and on its behalf by its duly authorized representative.

                                      On behalf of each of the Lord Abbett Funds listed on Exhibit 1 Attached hereto


                                      By:
                                            --------------------
                                            Joan A. Binstock
                                            Chief Financial Officer


     Attested:


     Christina T. Simmons
     Vice President & Assistant Secretary


                                      LORD, ABBETT & CO. LLC

                                      By:
                                            ---------------------
                                            Robert S. Dow
                                            Managing Member


     Attested:


     -------------------
     Paul A. Hilstad
     Member, General Counsel

                    EXHIBIT 1 (AMENDED AS OF APRIL 13, 2005)
                                       TO
                        ADMINISTRATIVE SERVICES AGREEMENT

The following funds comprise the Lord Abbett Family of Funds:

Lord Abbett Affiliated Fund, Inc.
Lord Abbett Blend Trust
     Lord Abbett Small-Cap Blend Fund
Lord Abbett Bond-Debenture Fund, Inc.
Lord Abbett Developing Growth Fund, Inc.
Lord Abbett Global Fund, Inc.
     Equity Series
     Income Series
Lord Abbett Investment Trust
     Balanced Series
     Lord Abbett Core Fixed Income Fund
     Lord Abbett High Yield Fund
     Lord Abbett Limited Duration U.S. Government & Government Sponsored
       Enterprises Fund
     Lord Abbett Total Return Fund
     Lord Abbett U.S. Government & Government Sponsored Enterprises Fund Lord Abbett Convertible Fund
Lord Abbett Large-Cap Growth Fund
Lord Abbett Mid-Cap Value Fund, Inc.
Lord Abbett Research Fund, Inc.
     Lord Abbett America's Value Fund
     Lord Abbett Growth Opportunities Fund
     Lord Abbett Large-Cap Core Fund
     Small-Cap Value Series
Lord Abbett Securities Trust
     Alpha Series
     Lord Abbett All Value Fund
     Lord Abbett International Opportunities Fund
     Lord Abbett Micro-Cap Growth Fund
     Lord Abbett Micro-Cap Value Fund
     Lord Abbett Large-Cap Value Fund
     Lord Abbett International Core Equity Fund
Lord Abbett Series Fund, Inc.
     All Value Portfolio
     America's Value Portfolio
     Bond-Debenture Portfolio
     Growth and Income Portfolio
     Growth Opportunities Portfolio
     International Portfolio
     Mid-Cap Value Portfolio
     Large-Cap Core Portfolio

Lord Abbett Municipal Income Fund, Inc.
     Lord Abbett California Tax-Free Income Fund
     Lord Abbett Connecticut Tax-Free Income Fund
     Lord Abbett Hawaii Tax-Free Income Fund
     Lord Abbett Minnesota Tax-Free Income Fund
     Lord Abbett Missouri Tax-Free Income Fund
     Lord Abbett National Tax-Free Income Fund
     Lord Abbett New Jersey Tax-Free Income Fund
     Lord Abbett New York Tax-Free Income Fund
     Lord Abbett Texas Tax-Free Income Fund
     Lord Abbett Washington Tax-Free Income Fund
Lord Abbett Municipal Income Trust
     Florida Series
     Georgia Series
     Michigan Series
     Pennsylvania Series
     Lord Abbett Insured Intermediate Tax-Free Fund
     Lord Abbett High Yield Municipal Bond Fund
Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market
  Fund, Inc.

                                   AMENDMENT 8
                                     to the
                        ADMINISTRATIVE SERVICES AGREEMENT
                                      among
       The Investment Companies comprising the Lord Abbett Family of Funds
     (each, a "Fund" or collectively, the "Funds") as set forth on Exhibit 1
                                       and
                     Lord, Abbett & Co. LLC ("Lord Abbett")

     WHEREAS, the Investment Companies named on Exhibit 1 and Lord Abbett entered into an Administrative Services Agreement dated December 12, 2002, as may be amended from time to time (the "Agreement");

     WHEREAS, Section 9 of the Agreement provides for the addition to the Agreement of new funds created in the Lord Abbett Family of Funds where such funds wish to engage Lord Abbett to perform Administrative Services under the Agreement;

     WHEREAS, the Funds and Lord Abbett desire to further amend the Agreement to include additional funds;

     NOW THEREFORE, in consideration of the mutual covenants and of other good and valuable consideration, receipt of which is hereby acknowledged, the parties mutually agree to amend the Agreement in the following respects:

     1. The Agreement is hereby amended to add the following fund to Exhibit 1 of the Agreement:

          Lord Abbett Investment Trust
                  -Lord Abbett Income Strategy Fund
                  -Lord Abbett World Growth & Income Strategy Fund

     2.   The first sentence of Section 5 is hereby amended to read as follows:

          For the services rendered, facilities furnished and expenses assumed by Lord Abbett under this Agreement, each Fund (other than Lord Abbett Securities Trust - Alpha Series and Lord Abbett Investment Trust - Balanced Series, Lord Abbett Income Strategy Fund and Lord Abbett World Growth & Income Strategy Fund) will pay to Lord Abbett an annual administrative services fee, computed and payable monthly, at the annual rate of .04% of the value of the Fund's average daily net assets.

     3.   The Agreement shall remain the same in all other respects.

     4.   The Amendment is effective as of the 29th day of June, 2005.

     IN WITNESS WHEREOF, each of the parties has caused this Amendment to the Agreement to be executed in its name and on its behalf by its duly authorized representative.


                                      On behalf of each of the Lord Abbett Funds listed on Exhibit 1 Attached hereto

                                      By:   /s/ Joan A. Binstock
                                            --------------------
                                            Joan A. Binstock
                                            Chief Financial Officer


     Attested:

     /s/ Christina T. Simmons
     ------------------------
     Christina T. Simmons
     Vice President & Assistant Secretary


                                      LORD, ABBETT & CO. LLC

                                      By:   /s/ Robert S. Dow
                                            -----------------
                                            Robert S. Dow
                                            Managing Member


     Attested:

     /s/ Paul A. Hilstad
     -------------------
     Paul A. Hilstad
     Member, General Counsel

                     EXHIBIT 1 (AMENDED AS OF JUNE 29, 2005)
                                       TO
                        ADMINISTRATIVE SERVICES AGREEMENT

The following funds comprise the Lord Abbett Family of Funds:

Lord Abbett Affiliated Fund, Inc.
Lord Abbett Blend Trust
     Lord Abbett Small-Cap Blend Fund
Lord Abbett Bond-Debenture Fund, Inc.
Lord Abbett Developing Growth Fund, Inc.
Lord Abbett Global Fund, Inc.
     Equity Series
     Income Series
Lord Abbett Investment Trust
     Balanced Series
     Lord Abbett Core Fixed Income Fund
     Lord Abbett High Yield Fund
     Lord Abbett Limited Duration U.S. Government & Government Sponsored
       Enterprises Fund
     Lord Abbett Total Return Fund
     Lord Abbett U.S. Government & Government Sponsored Enterprises Fund Lord Abbett Convertible Fund
     Lord Abbett Income Strategy Fund
     Lord Abbett World Growth & Income Strategy Fund
Lord Abbett Large-Cap Growth Fund
Lord Abbett Mid-Cap Value Fund, Inc.
Lord Abbett Research Fund, Inc.
     Lord Abbett America's Value Fund
     Lord Abbett Growth Opportunities Fund
     Lord Abbett Large-Cap Core Fund
     Small-Cap Value Series
Lord Abbett Securities Trust
     Alpha Series
     Lord Abbett All Value Fund
     Lord Abbett International Opportunities Fund
     Lord Abbett Micro-Cap Growth Fund
     Lord Abbett Micro-Cap Value Fund
     Lord Abbett Large-Cap Value Fund
     Lord Abbett International Core Equity Fund
Lord Abbett Series Fund, Inc.
     All Value Portfolio
     America's Value Portfolio
     Bond-Debenture Portfolio
     Growth and Income Portfolio
     Growth Opportunities Portfolio
     International Portfolio

     Mid-Cap Value Portfolio
     Large-Cap Core Portfolio

Lord Abbett Municipal Income Fund, Inc.
     Lord Abbett California Tax-Free Income Fund
     Lord Abbett Connecticut Tax-Free Income Fund
     Lord Abbett Hawaii Tax-Free Income Fund
     Lord Abbett Minnesota Tax-Free Income Fund
     Lord Abbett Missouri Tax-Free Income Fund
     Lord Abbett National Tax-Free Income Fund
     Lord Abbett New Jersey Tax-Free Income Fund
     Lord Abbett New York Tax-Free Income Fund
     Lord Abbett Texas Tax-Free Income Fund
     Lord Abbett Washington Tax-Free Income Fund
Lord Abbett Municipal Income Trust
     Florida Series
     Georgia Series
     Michigan Series
     Pennsylvania Series
     Lord Abbett Insured Intermediate Tax-Free Fund
     Lord Abbett High Yield Municipal Bond Fund
Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market
  Fund, Inc.